Semiannual Report
march 31, 2002

Letter to shareholders

March 31, 2002

April 22, 2002

William V. Fries, CFA
Portfolio Manager

Dear fellow shareholder:

The total returns of the Thornburg International Value Fund share classes, for the quarter ended March 31, 2002 are shown in the table below. The table includes results for the 6 months, 1-year, 3-year and since inception. The returns are for investors who held shares for the entire periods shown with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 3/31/02
                            A Shares                        B SHARES                   C Shares                       I Shares
                       Cum.                    Since   Cum.            Since      Cum.                    Since    Cum.       Since
                      6 Mos  One Yr  Three Yrs Incept. 6 Mos  One Yr   Incept.   6 Mos  One Yr Three Yrs Incept. 6 mon One yr Incept
Net Asset Value       19.64%  1.99%   13.78%*  8.99%*  19.08%  1.09%   (5.37)%*  19.03%   0.99% 12.73%*  7.98%*  19.84% 2.46% 2.46%
Max. Offering Price   14.29% (2.60)%  12.04%*  7.70%*  14.08%  (3.91)% (7.78)%*  18.03%   0.99% 12.73%*  7.98%*  19.84% 2.46% 2.46%

Annualized
Past performance cannot guarantee future results.
Inception of Class A and C shares:5/28/98. Inception of Class B shares: 4/03/00. Inception for Class I shares: 3/30/01.

Certain markets outside the U.S. have recovered robustly from the global economic slowdown of last year, as well as the fears surrounding potential terrorist acts against the U.S. Interestingly, the strongest markets have been in the Far East, Eastern Europe and Mexico. Our holdings related to these markets have enjoyed generally strong performance. One company (Hartwall -Finnish beverage company with a brewing joint venture in Russia) was acquired at a nice premium. Canadian oil & gas producer, Alberta Energy, was also acquired. Technology issues in South Korea and Taiwan rose with the modest (but, hopefully, enduring) recovery in the world semiconductor market. Auto holdings (BMW, HONDA and HYUNDAI) turned in exceptional performance as well. U.S. auto companies continue to lose domestic and world market share, even with 0% financing. On the strength of rising oil prices late in the quarter, energy stocks also contributed positively. Not everything worked well. Telecom related stocks, such as Nortel Networks and Gemplus, performed poorly. Nortel is no longer in your portfolio.

The market turmoil in the aftermath of 9/11 created opportunities abroad. Our screens of stocks looking for established businesses with undemanding valuations are turning up promising candidates. The return of stability to our domestic market is generating restored confidence overseas as well. New holdings are focused on businesses with steady revenue and profit models, or well-positioned cyclical companies. Stocks added during the quarter ended in March are listed below.

           Boots Co  (UK-retail drugs and cosmetics)
           Honda     (Japan-Autos)
           Egis      (Hungary- pharmaceuticals)
           Munich Re (German-Insurance)
           Flextronics International (Singapore- electronic manufacturer) Pfeiffer Vacuum (German-semiconductor capital equipment)
           United Micro Electronics   (Taiwan--semiconductor foundry)

Letter to shareholders

We added to some of your holdings and eliminated stocks that attained target prices, or whose business did not develop as we expected. The impact of new holdings, market value changes and other portfolio activity is reflected in the sector weighting and geographic diversification tables below. At March 31, the portfolio's 5 largest sectors included 24 stocks and accounted for almost 51% of portfolio value.

TOP INDUSTRY SECTORS

               3/31/2002                  3/31/2001

         13.5%    Technology        12.5%   Oil, Gas and Services
         11.6%    Autos             12.0%   Technology
         9.3%     Retail            10.2%   Retail
         8.1%     Banks              9.9%   Investment Management and Services
         8.1%     Healthcare         9.3%   Healthcare

Percentages and holdings can and do vary over time.

The increased weightings in Autos and Technology reflect capital appreciation as well as one new holding, Honda. Oil and Gas was reduced by the sale of Alberta Energy after announcement of its acquisition by PanCanadian Energy as well as the sale of Shell Transportation.

As you will notice from the adjacent table, portfolio holdings in countries outside of Western Europe have grown to over 25% of the portfolio. This reflects the attractive values we see in global companies operating from countries such as South Korea, Taiwan, and Hungary. Most of our holdings in these developing nations are considered the premiere companies in these countries. Samsung in S. Korea and Taiwan Semiconductor in the Republic of China are good examples.

The U.S. military success in Afghanistan may have reduced the probabilities of another terrorist related event influencing stock prices. Nonetheless, turmoil in the Middle East continues and an invasion of Iraq is discussed openly by the Bush administration. We are already seeing higher energy prices. This is not a positive for most countries, especially those largely dependent on imported oil. Only peaceful resolution of the conflicts in the Middle East can be positive for stock prices in the short run. We are optimistic about the business opportunities of those firms in your portfolio. To learn more about stocks in your portfolio, please visit the Thornburg website at www.thornburg.com and click on "Funds", "International Value Fund".

Thank you for investing with us.

Respectfully,



William V. Fries, CFA
Portfolio Manager

Holdings by Country*

              3/31/    3/31/
               2002    2001

Germany       15.1%    15.2%
UK            11.6%    12.3%
Japan          7.9%     1.7%
Switzerland    7.1%     6.0%
Taiwan         6.8%     2.4%
United States  6.3%    12.5%
Mexico         6.2%     5.2%
China          6.0%     3.4%
Korea          5.5%     2.0%
Hungary        5.4%     1.6%
Ireland        3.2%     -
Sweden         2.9%     0.9%
Spain          2.8%     3.2%
Italy          1.8%     -
Brazil         1.5%     4.3%
Canada         1.4%     1.0%
Hong Kong      1.4%     0.8%
France         0.6%     5.8%
India           -       1.6%
Netherlands     -       4.6%
Austria         -       3.1%

*  Percentages and holdings can and do vary over time.

Statement of assets and liabilities

Thornburg International Value Fund

March 31, 2002

(unaudited)

ASSETS
Investments at value (cost $125,458,889) .............   $131,176,171
Cash denominated in foreign currency (cost $2,349,966)      2,359,373
Receivable for fund shares sold ......................        342,879
Unrealized gain on forward exchange contracts (Note 6)        605,668
Dividends receivable .................................        227,269
Prepaid expenses and other assets ....................         57,924
                  Total Assets .......................   $134,769,284

LIABILITIES
Payable for securities purchased .....................        734,071
Payable to investment adviser (Note 3) ...............        108,883
Accounts payable and accrued expenses ................        203,061
                  Total Liabilities ..................      1,046,015

NET ASSETS ...........................................   $133,723,269

NET ASSETS CONSIST OF:
         Net investment loss ........................   $  (8,498,930)
         Net unrealized appreciation ................       6,332,357
         Accumulated net realized loss ..............      (1,950,176)
         Net capital paid in on shares
          of beneficial interest                           137,840,018
                                                         $ 133,723,269
NET ASSET VALUE:Class A Shares:
Net asset value and redemption price per share
($76,867,813 applicable to 5,192,366 shares of beneficial
interest outstanding - Note 4)                          $       14.80

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)                       0.70
Maximum Offering Price Per Share                        $       15.50

Class B Shares:
Net asset value and offering price per share *
($4,068,423 applicable to 281,049 shares of beneficial
interest outstanding - Note 4)                          $       14.48

Class C Shares:
Net asset value and offering price per share*
($36,106,835 applicable to 2,488,051 shares of beneficial
interest outstanding - Note 4)                          $       14.51

Class I Shares:
Net asset value, offering and redemption price per share
($16,680,198 applicable to 1,122,505 shares of
  beneficial interest outstanding - Note 4)            $        14.86

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations

Thornburg International Value Fund

                                                           Six Months Ended
                                                            March 31, 2002
(unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $44,460)    $   362,946
Interest income ...........................................        84,939

                  Total Income ............................       447,885

EXPENSES
Investment advisory fees (Note 3) .........................       506,451
Administration fees (Note 3)
         Class A Shares ...................................        41,952
         Class B Shares ...................................         2,125
         Class C Shares ...................................        19,382
         Class I Shares ...................................         3,557
Distribution and service fees (Note 3)
         Class A Shares ...................................        83,904
         Class B Shares ...................................        16,999
         Class C Shares ...................................       155,054
Transfer agent fees
         Class A Shares ...................................        40,065
         Class B Shares ...................................        10,554
         Class C Shares ...................................        29,404
         Class I Shares ...................................         6,568
Registration & filing fees
         Class A Shares ...................................         6,538
         Class B Shares ...................................         3,422
         Class C Shares ...................................         4,577
         Class I Shares ...................................         8,740
Custodian fees ............................................        55,920
Professional fees .........................................         2,632
Accounting fees ...........................................         3,712
Trustee fees ..............................................           854
Other expenses ............................................        57,118

                  Total Expenses ..........................     1,059,528

Less:
         Expenses reimbursed by investment advisor (Note 3)       (28,320)
         Management fees waived (Note 3) ..................       (21,025)

                  Net Expenses ............................     1,010,183

                  Net Investment Income (Loss) ............      (562,298)

Statement of operations  ... con't

Thornburg International Value Fund

Six Months Ended March 31, 2002

(unaudited)

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5 Net realized gain (loss) on:
Investments ....................................................     (3,245,384)
Foreign currency transactions ..................................     (1,922,233)
                                                                     (5,167,617)

Net change in unrealized appreciation on:
Investments ....................................................     23,766,748
Foreign currency translation ...................................      2,297,819
                                                                     26,064,567

                  Net Realized and Unrealized
                  Gain (Loss) on Investments ...................     20,896,950


                  Net Increase (Decrease) in Net Assets Resulting
                  From Operations ..............................   $ 20,334,652


See notes to financial statements.
Statement of changes in net assets

Thornburg International Value Fund

(unaudited)

                                              Six Months Ended     Year Ended
                                                March 31, 2002    September 30,
                                                                         2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investments income (loss) ....             $     (562,298)  $        92,483
Net realized gain (loss) on investments and
foreign currency transactions .................    (5,167,617)          404,440
Increase (decrease) in unrealized appreciation
(depreciation) on investments and
 foreign currency translation .                     26,064,567      (26,303,190)
           Net Increase (Decrease) in Net Assets
           Resulting from Operations ...........    20,334,652      (25,806,267)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
        Class A Shares ................                   0      (4,174,532)
         Class B Shares ...............                   0         (98,060)
         Class C Shares ...............                   0      (1,448,888)
         Class I Shares ...............                   0         (66,258)

From return of capital
         Class A Shares ...............                   0        (236,939)
         Class B Shares ...............                   0          (7,244)
         Class C Shares ...............                   0         (82,694)
         Class I Shares ...............                   0         (45,212)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ...............           8,516,118         683,009
         Class B Shares ...............             918,846       2,024,286
         Class C Shares ...............           4,312,053       9,186,880
         Class I Shares ...............           2,890,188      13,362,735

  Net Increase (Decrease) in Net Assets          36,971,857      (6,709,184)


NET ASSETS:
         Beginning of period .....    .....      96,751,412     103,460,596

         End of period .............    ...   $ 133,723,269   $  96,751,412


See notes to financial statements.

Notes to financial statements

Thornburg International Value Fund

March 31, 2002

Note 1 - Organization

Thornburg International Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class B, Class C and Institutional Class (Class I) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption, and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2002, these fees were payable at annual rates ranging from 7/8 of 1% to 5/8 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2002, the Adviser voluntarily waived management fees of $12,191 for Class A shares, $618 for Class B shares, $5,632 for Class C shares and $2,584 for Class I shares. For the six months ended March 31, 2002, the Adviser voluntarily reimbursed certain class specific expenses and administrative fees of $9,454 for Class B shares, and $18,866 for Class I shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 2002, the Distributor has advised the Fund that it earned net commissions aggregating $7,893 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $2,224 from redemptions of Class B and Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class B and Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class B and Class C shares of the Fund at an annual rate of up to 3/4 of 1% of the average daily net assets attributable to Class B and Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2002 are set forth in the statement of operations.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Notes to financial statements . . . continued

Thornburg International Value Fund

Note 4 - Shares of Beneficial Interest

At March 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Sales of Class I shares of the International Value Fund commenced March 31, 2001. Sales of Class B shares commenced April 3, 2000. Transactions in shares of beneficial interest were as follows:

                                            Six Months Ended                Year Ended
                                              March 31, 2002           September 30, 2001

                                         Shares          Amount         Shares       Amount

Class A Shares
Shares sold ....................       1,615,892    $  21,929,414     7,838,792  $ 119,043,640
Shares issued to shareholders in
reinvestment of dividends ......               0                0       275,777      4,284,178
Shares repurchased .............        (990,336)     (13,413,296)** (8,118,162)  (122,644,809)
Net Increase (Decrease) ........         625,556    $   8,516,118        (3,593) $     683,009

**The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the six months ended March 31, 2002, $71,130 was netted in the amount reported for shares repurchased.

Class B Shares
Shares sold ....................        80,966      $  1,071,795        138,208     $2,083,815
Shares issued to shareholders in
reinvestment of dividends ......             0                0           6,546        100,336
Shares repurchased .............       (11,282)        (152,949)        (10,628)      (159,865)
Net Increase ...................        69,684        $  918,846        134,126     $2,024,286

Class C Shares
Shares sold ....................        589,713    $  7,902,955         919,550    $13,870,256
Shares issued to shareholders in
reinvestment of dividends ......              0               0          86,121      1,323,505
Shares repurchased .............       (269,228)     (3,590,902)       (422,363)    (6,006,881)
Net Increase ...................        320,485    $  4,312,053         583,308    $ 9,186,880

Class I Shares
Shares sold ....................        259,622    $  3,503,937         967,671   $ 14,274,632
Shares issued to shareholders in
reinvestment of dividends ......              0               0           7,326        109,370
Shares repurchased .............        (44,584)       (613,749)        (67,529)    (1,021,267)
Net Increase ...................        215,038    $  2,890,188         907,468   $ 13,362,735

Notes to financial statements . . . continued

Thornburg International Value Fund

Note 5 - Securities Transactions

For the six months ended March 31, 2002, the Fund had purchase and sale transactions of investment securities (excluding short term securities) of $39,241,854 and $25,273,544, respectively.

The cost of investments for Federal income tax purpose is $125,458,889 for the Fund.

At March 31, 2002, net unrealized depreciation of investments was $5,717,282 resulting from $40,479,292 gross unrealized appreciation and $34,762,010 gross unrealized depreciation.

At September 30, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
         2007            $   119,008
         2008                272,996
         2009                917,688
                          $1,309,692

As of September 30, 2001, the Fund had deferred currency and capital losses occuring subsequent to October 30, 2000 of $4,266,338. For tax purposes, such losses will be reflected in the year ending September 30, 2002. Note 6 - Financial Instruments with Off-Balance Sheet Risk

During the six months ended March 31, 2002, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Financial highlights

Thornburg International Value Fund

                                     Six Months Ended       Year Ended            Period Ended
                                         March 31,          September 30,         September 30,
                                           2002       2001     2000       1999    1998(a)

Class A Shares:
Per share operating performance
(for a share outstanding throughout the period) +

Net asset value, beginning of period   $   12.37 $   16.64 $   12.95 $    9.79  $ 11.94

Income from investment operations:
Net investment income (loss) .......       (0.60)     0.03      0.44      0.12    0.03
Net realized and unrealized
gain (loss) on investments .........        2.49     (3.39)     4.03      3.18   (2.15)


Total from investment operations ...        2.43     (3.36)     4.47      3.30   (2.12)
Less dividends from:
Net investment income ..............                 (0.86)    (0.78)    (0.14)  (0.03)
Return of capital ..................       --        (0.05)


Change in net asset value ..........        2.43     (4.27)     3.69      3.16    (2.15)
Net asset value, end of period        $    14.80  $  12.37  $  16.64  $  12.95  $  9.79

Total Return (b)                           19.64%   (21.28)%   34.42%    33.79%  (17.80)%


Ratios/Supplemental Data Ratios to average net assets:
Net investment income (loss)              (0.81)%(c)  0.22%     2.61%     1.07%    1.04%  (c)
Expenses, after expense reductions         1.58% (c)  1.54%     1.53%     1.63%    1.63%  (c)
Expenses, before expense reductions        1.62% (c)  1.56%     1.55%     1.93%    2.88%  (c)

Portfolio turnover rate                   24.02%     61.05%    86.13%    58.09%   44.66%

Net assets at end of period (000)   $     76,868  $  56,507  $ 76,070  $ 23,202   $ 7,440


(a) Fund commenced operations on May 28, 1998
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized
+ Based on weighted average shares outstanding

Financial highlights . . . continued

Thornburg International Value Fund                 Six          Year     Period
                                               Months Ended     Ended     Ended
                                                  March 31,      September 30,
                                                      2002      2001     2000(a)

Class B Shares:
Per share operating performance
(for a share outstanding throughout the period) +

Net asset value, beginning of period ..........  $   12.16  $   16.44  $   17.62

Income from investment operations:
                  Net investment income (loss)       (0.11)     (0.06)      0.14
                  Net realized and unrealized
                     gain (loss) on investments       2.43      (3.36)    (0.79)

Total from investment operations ..............       2.32      (3.42)    (0.65)
Less
dividends from:
                  Net investment income .......                 (0.82)    (0.53)
                  Return of capital ...........        --       (0.04)       --




Change in net asset value .....................        2.32    (4.28)     (1.18)
Net asset value, end of period ................   $   14.48  $ 12.16  $   16.44

Total Return (b) ..............................       19.08%  (21.86)%   (3.73)%

Ratios/Supplemental Data Ratios to average net assets:
Net investment income (loss) .....                  (1.61)%(c) (0.39)%  1.63%(c)
Expenses, after expense reductions                    2.38%(c)  2.40%   2.38%(c)
Expenses, before expense reductions ..                2.97%(c)  3.62%   6.08%(c)

Portfolio turnover rate                              24.02%    61.05%    86.13%

Net assets at end of period (000)                  $  4,068  $ 2,570   $ 1,270



(a) Effective date of Class B shares was April 3, 2000.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized
+ Based on weighted average shares outstanding

Financial highlights . . . continued

Thornburg International Value Fund

                                       Six Months Ended       Year Ended        Period Ended
                                           March 31,         September 30,      September 30,

                                             2002       2001      2000      1999  1998(a)

Class C Shares:
Per share operating performance
(for a share outstanding throughout the period) +

Net asset value, beginning of period .   $   12.19 $   16.49 $   12.88 $    9.77 $11.94

Income from investment operations:
         Net investment income (loss)        (0.11)    (0.08)     0.38      0.04   0.01
Net realized and unrealized
            gain (loss) on investments        2.43     (3.37)     3.91      3.14  (2.17)


Total from investment operations .....        2.32     (3.45)     4.29      3.18  (2.16)
Less dividends from:
         Net investment income .......                 (0.81)    (0.68)   (0.07)  (0.01)
         Return of capital ...........         --      (0.04)

Change in net asset value ............        2.32     (4.30)     3.61      3.11  (2.17)
Net asset value, end of period .......   $   14.51 $   12.19 $   16.49 $   12.88 $ 9.77

Total Return (b)                             19.03%  (21.96)%    33.20%   32.59% (18.12)%


Ratios/Supplemental Data Ratios to average net assets:
Net investment income (loss)                (1.60)%(c) (0.51)%    2.25%    0.11%  (0.02)%  (c)
Expenses, after expense reductions            2.38%(c)   2.37%    2.37%    2.38%    2.38%  (c)
Expenses, before expense reductions           2.42%(c)   2.39%    2.43%    3.63%   11.91%  (c)

Portfolio turnover rate                      24.02%     61.05%   86.13%   58.09%   44.66%

Net assets at end of period (000)   $       36,107  $  26,426  $ 26,120 $ 3,235   $  577


(a) Effective date of Class C shares was May 28, 1998.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year..
(c) Annualized
+ Based on weighted average shares outstanding

Financial highlights . . . continued

Thornburg International Value Fund

                                           Six Months Ended  Period Ended
                                               March 31,     September 30,
                                                  2002        2001(a)

Class I Shares:
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .       $   12.40  $   14.63

Income from investment operations:
         Net investment income (loss)            (0.01)      0.11
         Net realized and unrealized
            gain (loss) on investments            2.46      (2.21)

Total from investment operations .........        2.45      (2.10)
Less dividends from:
         Net investment income ...........                  (0.08)
         In excess of net investment income        --       (0.05)

Change in net asset value ................        2.45      (2.23)
Net asset value, end of
period ...................................   $   14.86  $   12.40

Total Return (b) .........................       19.84%    (14.50)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income                       (0.22)% (b)  1.57% (b)
    Expenses, after expense reductions            0.99% (b)  0.97% (b)
   Expenses, before expense reductions            1.29% (b)  1.38% (b)

Portfolio turnover rate                           24.02%    61.05%
Net assets
at end of period (000)                  $        16,680  $  11,249

(a) Effective date of Class I shares was March 30, 2001.
(b) Annualized
+ Based on weighted average shares outstanding.

Schedule of Investments
Thornburg International Value Fund
March 31, 2002   CUSIPS: Class A - 885-215-657, Class B - 885-215-616, Class C
- 885-215-640, Class I - 885-215-566
NASDAQ Symbols:  Class A - TGVAX, Class B - THGBX (PROPOSED), Class C - THGCX,
Class I - TGVIX (PROPOSED)

COMMON STOCKS 95.00%
AIRPORTS (2.10%)
Fraport AG +                                                     124,500                 $2,817,971
AUTOMOBILES (11.60%)
Bayerische Motoren Werke AG                                      97,600                  3,876,984
Denway Motors Ltd                                                10,414,400              2,737,206
Honda Motor Co.                                                  96,200                  4,039,914
Hyundai Motor Co.                                                293,400                 4,518,360
BANKS (8.10%)
Banco Popular                                                    100,000                 3,760,777
Bank of Ireland                                                  382,200                 4,242,234
OTP Bank                                                         166,500                 2,567,513
BIOTECHNOLOGY (1.10%)
Bachem AG                                                        24,158                  1,433,418
BUILDING MATERIALS (4.90%)
Cemex SA                                                         115,000                 3,397,100
Dyckerhoff AG Preferred                                          200,000                 3,085,229
CAPITAL EQUIPMENT (3.80%)
Embraer                                                          288,495                 1,452,406
Embraer ADR                                                      24,555                  495,390
Muhlbauer Holding AG                                             47,512                  1,041,898
Pfeiffer Vacuum Technology +                                     56,225                  1,982,341
CONSUMER ELECTRONICS (2.40%)
Canon Inc                                                        85,000                  3,153,014
DEFENSE (1.60%)
BAE Systems                                                      449,700                 2,145,249
FINANCIAL SERVICES (5.40%)
Deutsche Boerse AG                                               87,300                  3,583,354
Julius Baer Hldg                                                 10,900                  3,487,741
FOOD & BEVERAGES (5.10%)
Cadbury Schweppes                                                486,200                 3,356,162
Kraft Foods Inc.                                                 86,500                  3,343,225
HEALTHCARE PRODUCTS (2.00%)
Smith & Nephew                                                   448,300                 2,620,547
INSURANCE (2.80%)
Munchener Ruckversicherungs AG                                   14,900                  3,704,184
OIL & GAS (6.50%)
CNOOC Ltd                                                        130,000                 3,224,000
ENI                                                              160,300                 2,344,426
Unocal Corp.                                                     75,000                  2,921,250
PHARMACEUTICALS (7.00%)
Egis Gyogyszergyar                                               8,088                   426,987
Gedeon Richter                                                   65,700                  4,220,959
Novartis AG                                                      114,800                 4,546,080
RETAIL (9.30%)
Boots Co. +                                                      397,600                 3,807,578
Tesco PLC                                                        1,032,490               3,543,341
Walmart De Mexico                                                1,485,000               4,877,226
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (10.60%)
ASE Test +                                                       183,800                 2,869,118
ASM Pacific                                                      750,000                 1,826,982
Flextronics International +                                      114,000                 2,080,500
Gemplus International +                                          401,300                 698,703
Gemplus Intl SA +                                                40,000                  143,600
Taiwan Semiconductor +                                           1,394,400               3,789,130
United Micro Electronics +                                       1,629,000               2,469,594
TECHNOLOGY - SOFTWARE & SERVICES (0.80%)
BCE Emergis Inc. +                                               138,500                 1,060,503
TECHNOLOGY - MANUFACTURING (2.10%)
Samsung Electronics                                              10,200                  2,758,321
TELECOMMUNICATION SERVICES (4.10%)
China Unicom +                                                   2,030,000               1,978,012
NTT DoCoMo                                                       1,250                   3,385,230
TELECOMMUNICATION EQUIPMENT (0.70%)
Nortel Networks Corp.                                            193,500                 868,815
TOBACCO (3.00%)
Swedish Match AB                                                 585,378                 3,894,242

TOTAL COMMON STOCKS (Cost $118,859,532)                                                  124,576,814

COMMERCIAL PAPER
COMMERCIAL PAPER (5.00%)
American General Finance, 1.70% due 4/5/2002                     1,500,000               1,499,717
CitiCorp., 1.83% due 4/2/2002                                    3,000,000               2,999,848
CitiCorp., 1.78% due 4/3/2002                                    2,100,000               2,099,792

TOTAL COMMERCIAL PAPER (Cost $6,599,357)                                                 6,599,357


TOTAL INVESTMENTS (100%) (Cost $125,458,889)                                             $ 131,176,171

+
   Non-income producing.
   See notes to financial statements.

`
Index Comparison

Thornburg International Value Fund

Index Comparison
Compares performance of Thornburg International Value Fund and Morgan Stanley Capital International Europe, Australia and Far East Index for the period May 28, 1998 to March 31, 2002. Past performance of the Index and the Fund may not be indicative of future performance.

MSCI EAFE
 International Value Fund A Shares

Class A Shares
Average Annual Total Returns (at max. offering price) (periods ending 3/31/02) One year (2.60)%
Three years       12.04%
Since inception (5/28/98)  7.70%

MSCI EAFE
 International Value Fund C Shares

Class C Shares
Average Annual Total Returns (periods ending 3/31/02)
One year 0.99%
Since inception (5/28/98)  7.98%

Class I Shares
Average  Annual Total Returns (periods ending 3/31/02)
Since inception (3/30/01)  2.46%
One year:         2.46%


NOTES

Thornburg International Value Fund

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.